UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 12, 2013

PINNACLE ENTERTAINMENT, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-13641	95-3667491
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

8918 Spanish Ridge Avenue

Las Vegas, Nevada 89148

(Address of Principal Executive Offices, Including Zip Code)

(702) 541-7777

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On February 12, 2013, Pinnacle Entertainment, Inc. (“Pinnacle”) issued a press release announcing that Pinnacle and Ameristar Casinos, Inc. (“Ameristar”) received a request for additional information and documentary materials from the U.S. Federal Trade Commission regarding Pinnacle’s previously announced proposed acquisition of Ameristar. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

Exhibit 99.1	Press Release dated February 12, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 12, 2013	Pinnacle Entertainment, Inc.

	By:	/s/ John A. Godfrey
John A. Godfrey Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Press release dated February 12, 2013.